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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): August 25, 1998
                                                  ---------------

                               Sapient Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-28074                                           04-3130648
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(Commission File Number)                   (I.R.S. Employer Identification No.)


One Memorial Drive
Cambridge, MA                                                        02142
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (617) 621-0200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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         Item 7 of the Current Report on Form 8-K, as originally filed on August
31, 1998, is hereby amended and restated in its entirety as follows:


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements of Studio Archetype, Inc. required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (c)      EXHIBITS.

         See Exhibit Index attached hereto.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 5, 1998                   SAPIENT CORPORATION
                                         --------------------------------------
                                         (Registrant)



                                         By: /s/ Susan D. Johnson
                                             ----------------------------------
                                             Susan D. Johnson
                                             Chief Financial Officer








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                                  EXHIBIT INDEX


Exhibit
Number                             Description
-------                            -----------


   2* Stock Purchase Agreement, dated as of August 25, 1998, by and among Sapient Corporation, Studio Archetype, Inc., Clement Mok, Mark Crumpacker, Peter Rack, Eric Wilson and Todd Holcomb and Clement Mok as Exchange Agent. (In accordance with SEC rules, certain schedules and exhibits to the Agreement, which are listed in the table of contents to the Agreement, are omitted. Such schedules and exhibits will be furnished supplementally to the SEC upon request.)

23.1          Consent of PricewaterhouseCoopers LLP.

99.1          Financial Statements of Studio Archetype, Inc.

99.2          Pro Forma Financial Information



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*   Previously Filed.